SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  June 1, 2006
                         -------------------------------
                         Date of Earliest Reported Event

                              AMEN Properties, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
                            ------------------------
                            (Commission File Number)

                                   54-1831588
                        ---------------------------------
                        (IRS Employer Identification No.)

                         203 W. Wall Street, Suite 2300
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[__] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 1, 2006, John James tendered his resignation as Chief Financial Officer and Corporate Secretary of the Company. Amen Properties, Inc. (the "Company") is currently interviewing potential candidates to fill the position and anticipates having the position filled by the end of the year. Mr. James has agreed to continue, in a limited capacity, to advise the Company in meeting its financial reporting requirements.

Item 9.01.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  NONE

         (b)      Pro Forma Financial Information.

                  NONE

         (c)      Exhibits.

                  NONE


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMEN PROPERTIES, INC.
                                   (Registrant)


                                   By:    /s/ Eric Oliver
                                       -----------------------------------------
Date:    June 1, 2006                     Eric Oliver
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer


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